UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: August 6, 2010

SINOCOM PHARMACEUTICAL, INC

 (Exact name of registrant as specified in its charter)

Nevada	000-53213	26-1188540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3, 21/F, Far East Consortium Building 121 Des Voeux Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-852-2159-7863

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On August 6, 2010, the Registrant advised the firm of Acquavella, Chiarelli, Shuster, Berkower, & Co, LLP (“Acquavella”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2010.  The decision to dismiss Acquavella was recommended and approved by the Registrant’s Board of Directors.

Acquavella was appointed on July 1, 2009, as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2009.  The report of Acquavella for the fiscal year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and such report was not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2009, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Acquavella, there have been no disagreements with Acquavella on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Acquavella would have caused them to make reference thereto in their report on the financial statements for such periods.

On August 6, 2010, the Registrant provided a draft copy of this report on Form 8-K to Acquavella, requesting their comments on the information contained therein.  The responsive letter from Acquavella is filed as an exhibit to this current report on Form 8K.

(b)

On August 6, 2010, the Registrant engaged the firm of BDO Limited (“BDO Limited”), as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2010.

We changed accountants solely in order to obtain BDO Limited’s greater experience in auditing the financial statements of global public companies. We desire to have only one accountant included in our prospective filings, so we have engaged BDO to audit the financial statements for the years ended December 31, 2007, 2008 and 2009. BDO has been engaged to begin work on the prior years’ financial statements prior to our determination to change auditors.

Except as described above, during the fiscal years ended December 31, 2009 and  2008,  and the subsequent interim period prior to the engagement of BDO Limited, neither the Registrant nor anyone on its behalf consulted with BDO Limited regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage BDO Limited was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to BDO Limited prior to its filing, in order to provide BDO Limited with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the

Registrant’s expression of its views, or the respects in which BDO Limited does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from BDO Limited.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Acquavella, Chiarelli, Shuster, Berkower, & Co, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Sinocom Pharmaceutical, Inc (Registrant)

Date: August 6, 2010	/s/ Tuck Wing Pang, Chief Financial Officer

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